                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Bowne & Co., Inc. and each person whose signature appears below hereby authorize both Denise K. Fletcher and Douglas F. Bauer, each with full power to act alone, to file in either paper or electronic form a Registration Statement on Form S-8 and any and all amendments thereto, under the Securities Act of 1933 as amended, relating to the Bowne & Co., Inc. Global Employee Stock Purchase Plan and its various supplements and component agreements. Bowne & Co., Inc. and each such person hereby further appoint both Denise K. Fletcher and Douglas F. Bauer as his or her and its attorneys-in-fact, each with full power to act alone, to execute such Registration Statement and any and all amendments thereto in the name and on behalf of Bowne & Co., Inc. as well as in the name and on behalf of each such person, individually and in each capacity stated below, thereby granting to said attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever that any of them may deem necessary or advisable in order to carry out fully the intent of the foregoing as the undersigned might or could do personally or in their capacities aforesaid.

                                          BOWNE & CO., INC.

                                          By: /s/    JAMES P. O'NEIL
                                            ------------------------------------
                                                      James P. O'Neil
                                               President and Chief Operating
                                                           Officer

Dated: May 27, 1999

                NAME                                   TITLE                        DATE
                ----                                   -----                        ----
        /s/ ROBERT M. JOHNSON          Chairman of the Board and Chief          May 27, 1999
-------------------------------------  Executive Officer (and Director)
         (Robert M. Johnson)

         /s/ JAMES P. O'NEIL           President and Chief Operating Officer    May 27, 1999
-------------------------------------  (and Director)
          (James P. O'Neil)

       /s/ DENISE K. FLETCHER          Senior Vice President and Chief          May 27, 1999
-------------------------------------  Financial Officer
        (Denise K. Fletcher)

        /s/ C. CODY COLQUITT           Vice President and Controller            May 27, 1999
-------------------------------------  (Principal Accounting Officer)
         (C. Cody Colquitt)

        /s/ ROBERT M. CONWAY           Director                                 May 27, 1999
-------------------------------------
         (Robert M. Conway)

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
               NAME                                    TITLE                        DATE
               ----                                    -----                        ----
       /s/ H. MARSHALL SCHWARZ         Director                                 May 27, 1999
-------------------------------------
        (H. Marshall Schwarz)

        /s/ WENDELL M. SMITH           Director                                 May 27, 1999
-------------------------------------
         (Wendell M. Smith)

         /s/ LISA A. STANLEY           Director                                 May 27, 1999
-------------------------------------
          (Lisa A. Stanley)

          /s/ VINCENT TESE             Director                                 May 27, 1999
-------------------------------------
           (Vincent Tese)

         /s/ HARRY WALLAESA            Director                                 May 27, 1999
-------------------------------------
          (Harry Wallaesa)

         /s/ RICHARD R. WEST           Director                                 May 27, 1999
-------------------------------------
          (Richard R. West)